EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual Report of AlphaRx, Inc. on Form 10-KSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Michael Lee, as chief executive officer of AlphaRx, Inc, do hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	This 10-KSB report fully complies with the requirements of section 13(a) of the Exchange Act and

(2)	The information contained in this 10-KSB report fairly represents, in all material respects, the financial condition and results of operations of AlphaRx, Inc.

/s/ Michael Lee

Michael Lee

Chief Executive Officer

January 26, 2004